UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

[Missing Graphic Reference]
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
[   ]           Preliminary Information Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[X]           Definitive Information Statement

FULUCAI PRODUCTIONS, LTD.
(Name of Registrant as Specified in Its Charter)

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[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:
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FULUCAI PRODUCTIONS, LTD.
639-5 Avenue SW Suite 1250
Calgary, ALB T2P 0M9
Canada
INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on January 31, 2014 of FULUCAI PRODUCTIONS, LTD., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July 14, 2014.

The purpose of this Information Statement is to notify stockholders of the Company that, on August 4, 2014, the Company intends to undergo a name change. The Board of Directors has determined that it is in the best interest of the company to take actions to change the name of the company from FULUCAI PRODUCTIONS, LTD. to “Blue Sky Oil and Gas, Ltd”.  Whereby the Company agreed to purchase 100% of the equity held by Blue Sky Energy and Power, Inc. in Blue Sky NM, Inc. for 65,000,000 shares of common capital stock of the company.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON JANUARY 31, 2014 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mohammad Fazil
     Mohammad Fazil
     President

July 14, 2014

FULUCAI PRODUCTIONS, LTD.
639-5 Avenue SW Suite 1250
Calgary, ALB T2 0M9
Canada
INFORMATION STATEMENT

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on January 31, 2014 of Blue Sky Oil and Gas, Ltd., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July 14, 2014.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on January 31, 2014 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of a principal stockholder of the Company.  A holder of the Company’s Common Stock has approved an amendment to the Company’s articles of incorporation to change the name of the Company to Blue Sky Oil and Gas, Ltd.. In order to eliminate the costs and management time involved in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to proceed with the corporate action by obtaining the written consent of a stockholder holding a majority of the voting power of the Company, in accordance with Nevada Law.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Action.

On what corporate matters did the principal stockholders vote?

A total of 1 holder, who holds 72.2% of the total issued and outstanding voting capital stock of the Company on the Record Date, holds a majority of the issued and outstanding voting capital stock required to vote on the Action.  The stockholder has voted for the following:

●	For the approval of an amendment to the articles of incorporation of the Company to change the name of the Company from “FULUCAI PRODUCTIONS, LTD.” to “Blue Sky Oil and Gas, Ltd.”

What vote is required to approve the Action?

In order to amend the articles of incorporation of the Company to change the name of the Company, the affirmative vote of a majority of the voting capital stock is required.  On January 31, 2014, 1 stockholder of the Company voted in favor of the Action.  Under NRS 78.320, as amended, of the State of Nevada, and in accordance with the Bylaws of the Company, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because the total of 1 shareholder are entitled to cast a vote representing 65,000,000 shares of Common Stock (which shares are equal to 72.2% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Action is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner(1)	Number Of Shares	Percent Ownership
Ilyas Chaudhary	65,000,000	72.2%

All Directors, Officers and Principal Stockholders as a Group	65,000,000	72.2%

1.)	The address of each shareholder is care of Blue Sky Oil and Gas, Ltd. at the address of record unless otherwise stated.

2.)	Mohammad Fazil is a the sole Director of Blue Sky Oil and Gas, Ltd.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO BLUE SKY OIL AND GAS, LTD.

On January 31, 2014, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to change the name of the Company from FULUCAI PRODUCTIONS, LTD. to Blue Sky Oil and Gas, Ltd.  On January 31, 2014, the Company received a written consent in lieu of a meeting of stockholders from  1 holder of 65,000,000 shares of Common Stock (representing 72.2% of the issued and outstanding shares of Common Stock) approving the Action.  A copy of the Articles of Amendment are attached as Appendix A hereto.

Purpose of the Action

 On November 13, 2013, FULUCAI PRODUCTIONS, LTD. (the “Company”) closed a share exchange agreement purchase the New Mexico subsidiary, Blue Sky NM, Inc.  Details of the transaction can be found in current filings of the Corporation.  On January 31, 2014 per the recommendation of the Board of Directors, the Shareholders representing a majority of those shareholders consented to changing the name of the Company. The Board found it in the best interest of the Corporation to change the name of the Corporation from FULUCAI PRODUCTIONS, LTD. to Blue Sky Oil and Gas, Ltd. The name change is a strategic decision and is intended to have the Company’s name better reflect the product and business of the Company.  It is the belief of the Board and of the voting shareholders that the name “Blue Sky Oil and Gas, Ltd.” better represents the underlying products and services of the subsidiary holding.

In consideration of the new direction of the Company, the Board of Directors recommends that the Company to change the name to “Blue Sky Oil and Gas, Ltd.”

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Nevada and approval by FINRA.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the forward split, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Action.  The principal stockholders that have consented to the Action hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Action.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Agreement, signed by the Company on November 13, 2013 was countersigned by Ilyas Chaudhary who is the controlling and voting shareholder approving this Action.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 639-5 Avenue SW Suite 1250 Calgary, ALB T2P 0M9 Canada.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.
.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/Mohammad Fazil
Name: Mohammad Fazil
                                                                                                                Title: President
July 14, 2014

APPENDIX A

STATE OF NEVADA CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the laws of the state of Nevada does hereby certify:

FIRST: That at a meeting of the Board of Directors of FULUCAI PRODUCTIONS, LTD.

RESOLVED, that the Certificate of Incorporation of this corporation be amended changing the Article thereof numbered “1” so that, as amended, said Article shall be read as follows:

Name of the Corporation: ” Blue Sky Oil and Gas, Ltd.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Nevada at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of August 2014.

By:_______________________________________

         Authorized Officer

Title: Chief Executive Officer/President

Name: Mohammad Fazil